Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of June 24, 2009, is by and among Rentech, Inc., a Colorado corporation (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

RECITALS

A.           Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the number of shares of common stock, par value $.01 per share, of the Company (the “Common Stock”) set forth opposite such Buyer’s name on the Schedule of Buyers (which aggregate amount for all Buyers together shall be 11,000,000 shares of Common Stock and shall collectively be referred to herein as the “Shares”).

B.           The Company has filed a Registration Statement under the Securities Act of 1933, as amended (the “1933 Act”), on Form S-3, as amended (Registration Number 333-158256), which was declared effective by the Securities and Exchange Commission (the “SEC”) on May 20, 2009 (the “Registration Statement”).  The Company shall issue the Shares pursuant to the Registration Statement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.             PURCHASE AND SALE OF SHARES.

(a) Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, shall purchase from the Company on the Closing Date (as defined below), the number of Shares as is set forth opposite such Buyer’s name on the Schedule of Buyers, at a purchase price of $0.58 per share.

(b) Closing. The closing (the “Closing”) of the purchase of the Shares by the Buyers shall occur at the offices of Greenberg Traurig, LLP, One International Place, Boston, Massachusetts 02110. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., Boston time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 5 and 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and each Buyer). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(c) Purchase Price. The aggregate purchase price for the Shares to be purchased by each Buyer (the “Purchase Price”) shall be the amount set forth opposite such Buyer’s name on the Schedule of Buyers. Each Buyer shall pay its respective Purchase Price for the Shares to be purchased by such Buyer at the Closing.

(d) Form of Payment. On the Closing Date, (i) each Buyer shall pay its respective Purchase Price to the Company for the Shares to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions and (ii) the Company shall deliver to each Buyer the number of Shares as is set forth opposite such Buyer’s name on the Schedule of Buyers.  The Shares shall not bear any restrictive or other legends (electronic or otherwise).

2.             BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that:

(a) Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

(b) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and constitutes the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) No Conflicts.  The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment  or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(d) Residency. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

(e) Certain Trading Activities.  Such Buyer has not directly or indirectly, nor has any Person (as defined below) acting on behalf of or pursuant to any understanding with such Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) from June 16, 2009 through the date of this Agreement. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO (“Regulation SHO”) under the Securities Exchange Act of

1934, as amended (the “1934 Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).  Notwithstanding the foregoing, in the case of a Buyer that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Buyer’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Buyer’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement.  For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

3.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that:

(a) Organization and Qualification; Subsidiaries. Each of the Company and each of its “Subsidiaries” (which for purposes of this Agreement means any Person in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest and which is a “Subsidiary” as defined in Rule 1-02 of Regulation S-X) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof) or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, (ii) the legality, validity or enforceability of the transactions contemplated hereby or in the other Transaction Documents (as defined below) or (iii) the authority or ability of the Company to perform its obligations under the Transaction Documents.

(b) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares) have been duly authorized by the Company’s board of directors and, other than the filing with the SEC of a final prospectus supplement relating to the transactions contemplated hereby (the “Prospectus Supplement”), no further filing, consent or authorization is required by the Company, its board of directors or its stockholders or other governing body or regulatory authority. This Agreement and the other Transaction Documents to which the Company is a party have been (or upon delivery will have been) duly executed and delivered by the Company and when delivered in accordance with the terms hereof and thereof, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement and each of the other agreements and instruments entered into and/or delivered by the parties hereto in connection with the transactions contemplated hereby and thereby.

(c) Issuance of Shares. The issuance of the Shares is duly authorized and, when issued and paid for in accordance with the terms of this Agreement, the Shares shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances imposed by the Company.  The Company has available for issuance and sale from its duly authorized capital stock the maximum number of shares of Common issuable pursuant to this Agreement.  The Shares are being issued pursuant to the Registration Statement and the issuance of the Shares has been registered by the Company under the 1933 Act.  The Registration Statement is effective and available for the issuance of the Shares thereunder and the Company has not received any notice that the SEC has issued or intends to issue a stop-order or other order with respect to the Registration Statement or the Prospectus (as defined below) or that the SEC otherwise has (i) suspended or withdrawn the effectiveness of the Registration Statement or (ii) issued any order preventing or suspending the use of the Prospectus, in either case, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section under the Registration Statement permits the issuance of the Shares hereunder. Upon issuance in accordance with the terms of this Agreement, the Shares will be freely tradable on the NYSE Amex (the “Principal Market”) without restriction imposed by the Company. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the 1933 Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the final prospectus included in the Registration Statement (the “Prospectus”) and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the 1933 Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company meets all of the requirements for the use of Form S-3 under the 1933 Act for the offering and sale of the Shares, and the SEC has not notified the Company of any objection to the use of the form of the Registration Statement pursuant to Rule 401(g)(1) under the 1933 Act.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares) will not (i) result in a violation of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof, including, without limitation, any certificates of determination contained therein or attached thereto (the “Articles of Incorporation”), or the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) subject to the making of the Required Filings by the Company, result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

(e) Consents.  The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person (including, without limitation, the Financial Industry Regulatory Authority) in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof, other than (i) the filing with the SEC of the Prospectus Supplement and (ii) the filing with the SEC of the 8-K Filing (as defined below) (collectively, “Required Filings”). All consents, authorizations, orders, filings and registrations which the Company is required to obtain on or before the Closing Date pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date. Required Filings to be made after the Closing Date shall be made in compliance with the terms of this Agreement and applicable federal and state securities laws.  The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(f) Acknowledgment Regarding Buyer’s Purchase of Shares. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) to its knowledge, an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Shares. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(g) Certain Fees. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the sale of the Shares.  The Company shall be solely responsible for and hold each Buyer harmless from the payment of any placement agent’s fees, financial advisory fees or broker’s commissions owed to any Person pursuant to any other agreements entered into by the Company relating to or arising out of the transactions contemplated hereby.

(h) No Integrated Offering. None of the Company, the Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Neither the Company, nor any Person acting on its behalf will take any action or steps referred to in the preceding sentence that would cause the offering of any of the Shares to be integrated with other offerings.

(i) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Shares and any Buyer’s ownership of the Shares. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.

(j) SEC Documents. During the one (1) year prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate).

(k) Absence of Certain Changes. Since the date of the Company’s most recent financial statements contained in its Form 10-Q, except as disclosed in subsequent SEC Documents filed prior to the date hereof, there has been no event, occurrence or development that, individually or in the aggregate, has had or would reasonably be expected to result in a Material Adverse Effect.  Since the date of the Company’s most recent financial statements contained in its Form 10-Q, except as disclosed in a subsequent SEC Documents filed prior to the date hereof, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends other than by Subsidiaries to the Company or (ii) sold any material assets, individually or in the aggregate, outside of the ordinary course of business.

(l) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, any certificate of determination of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Since January 1, 2007, (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. Neither the Company nor any of its Subsidiaries is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), except in all cases for possible defaults or violations which could not, individually or in the aggregate, have a Material Adverse Effect. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(m) Foreign Corrupt Practices.  Neither the Company nor any of the Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(n) Sarbanes-Oxley Act. The Company and each Subsidiary is in material compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(o) Transactions With Affiliates. Except as set forth in the SEC Documents, none of the officers or directors of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or bonuses for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company and restricted stock agreements under any restricted stock plan of the Company.

(p) Equity Capitalization.  As of June 19, 2009, there were:

1. 167,414,510 shares of Common Stock issued and outstanding;

2. 14,332,002 shares of Common Stock reserved for issuance pursuant to outstanding convertible notes, the material terms of which are described in the SEC Documents;

3. 5,330,052 shares of Common Stock reserved for issuance pursuant to outstanding stock options, restricted stock units and other equity compensation arrangements;

4. 16,730,464 shares of Common Stock reserved for issuance pursuant to outstanding warrants; and

5. 10,951,904 shares of Common Stock available for grant pursuant to future awards under the Company’s stock option plans.

The Company has no outstanding preferred stock and no shares of Common Stock are held in treasury.  None of the Company’s or any material Subsidiary’s capital stock is subject to preemptive rights or any other similar rights.  There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares.

(q) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.  Since July 1, 2006, the SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act.

(r) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.

(s) Employee Relations.  Except with respect to its union employees at its subsidiary Rentech Energy Midwest Corporation, neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company believes that its and its Subsidiaries’ relations with their respective employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. To the knowledge of the Company, no executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(t) Title. Except as disclosed in the SEC Documents, (i) the Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries, and (ii) any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such real property and facilities by the Company and any of its Subsidiaries.

(u) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted, unless failure to own or possess such rights or licenses would not reasonably be likely to result in a Material Adverse Effect.  None of the Company’s or its Subsidiaries’ Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement, unless such expiration, termination or abandonment would not reasonably be likely to result in a Material Adverse Effect.  The Company has no knowledge of any infringement by the Company or any of its Subsidiaries of Intellectual Property Rights of others.  There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of the Subsidiaries regarding their material Intellectual Property Rights.  The Company is not aware of any facts or circumstances that reasonably could be expected to give rise to any of the foregoing infringements or claims, actions or proceedings to the extent such infringements or claims, actions or proceedings would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(v) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all Environmental Laws (as defined herein), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.  The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(w) Tax Status. Except for matters that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.

(x) Internal Accounting and Disclosure Controls. Except as set forth in the Company’s Form 10-K for the year ended September 30, 2008 and any of the Company’s Form 10-Q’s covering periods in fiscal 2009, the Company maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as set forth in the Company’s Form 10-K for the year ended September 30, 2008 and any of the Company’s Form 10-Qs covering periods in fiscal 2009, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant or other Person relating to any potential material weakness or significant deficiency in any part of the Company’s internal control over financial reporting.

(y) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(z) Investment Company Status. The Company is not, and upon consummation of the sale of the Shares will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of  1940, as amended.

(aa) Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

(bb) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(cc) Disclosure.  The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement or information contained in SEC Documents filed prior to the execution of this Agreement. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company.  The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4.             COVENANTS.

(a) Commercially Reasonably Best Efforts. Each Buyer, solely as to itself, shall use commercially reasonable best efforts timely to satisfy each of the conditions to the Company’s obligation to issue and sell the Shares set forth in Section 5(a).  The Company shall use commercially reasonable best efforts timely to satisfy each of the conditions to each Buyer’s obligation to purchase its Shares set forth in Section 6(a).

(b) Securities Compliance.  The Prospectus Supplement, containing all information required by SEC rules and regulations, shall be filed in accordance with Rule 424 under the 1933 Act.  The Company shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares (and the issuance of the Shares pursuant to the Registration Statement) to the Buyers or subsequent holders.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Shares for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.  The Company shall make all filings and reports relating to the offer and sale of the Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(c) Listing.  The Company shall promptly secure the listing of all of the Shares upon NYSE Amex. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(c).

(d) Fees.  The Company shall pay the reasonable fees and disbursements up to $25,000 of Greenberg Traurig, LLP, counsel on behalf of certain Buyers, incurred in connection with the transactions contemplated by the Transaction Documents (including, without limitation, the negotiation, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith), which amount shall be paid by the Company within two business day of receipt of an invoice (which shall not contain descriptions of time entries) after the Closing or the termination of this Agreement so long as such termination did not occur as a result of a material breach by a Buyer of any of its obligations hereunder (as the case may be). The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby incurred by the Company. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Shares to the Buyers.

(e) Disclosure of Transactions and Other Material Information. The Company shall, on or before 8:30 a.m., New York time, on the first (1st) Business Day after the date of this Agreement, issue a press release (the “Press Release”) reasonably acceptable to each Buyer disclosing all the material terms of the transactions contemplated hereby.  On or before 8:30 a.m., New York time, on the second (2nd) Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated hereby and attaching this Agreement as an exhibit (including all attachments, the “8-K Filing”). From and after the issuance of the Press Release, the Company shall have disclosed all material, nonpublic information delivered to any of the Buyers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents (if any) in connection with the transactions contemplated by the Transaction Documents. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the issuance of the Press Release without the express prior written consent of such Buyer. If a Buyer has, or believes it has, received any material, nonpublic information regarding the Company or any of its Subsidiaries in breach of the immediately preceding sentence, such Buyer shall provide the Company with written notice thereof in which case the Company shall, within one (1) Trading Day of the receipt of such notice, make a public disclosure of all such material, nonpublic information so provided.  In the event of a breach of any of the foregoing covenants by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of such Buyer), in addition to any other remedy provided herein or in the Transaction Documents, such Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, any of the Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents, for any such disclosure of such information. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).  Without the prior written consent of any applicable Buyer, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Buyer or its investment adviser in any filing, announcement, release or otherwise, except (a) as required by federal securities law in connection with the filing of final Transaction Documents (including signature pages thereto) with the SEC and (b) to the extent such disclosure is required by law or Principal Market regulations, in which case the Company shall provide the applicable Buyers with prior notice of such disclosure permitted hereunder.

(f) Certain Transactions and Confidentiality.  Each Buyer, severally and not jointly with the other Buyers, covenants that it will not execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to a press release as described in Section 4(e).  Each Buyer, severally and not jointly with the other Buyers, covenants that until such time as the transactions contemplated by this Agreement are first publicly disclosed pursuant to a press release as described in Section 4(e), such Buyer will maintain the confidentiality of the existence and terms of this transaction.  Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Buyer makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to a press release as described in Section 4(e), (ii) no Buyer shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to a press release as described in Section 4(e) and (iii) no Buyer shall have any duty of confidentiality to the Company or its Subsidiaries after the issuance of a press release disclosing all the material terms of the transactions contemplated by this Agreement as described in Section 4(e).  Notwithstanding the foregoing, in the case of a Buyer that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Buyer’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Buyer’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement.

(g) Additional Issuance of Securities.  The Company agrees that for the period commencing on the date hereof and ending ninety (90) days after the Closing Date (the “Restricted Period”), the Company shall not directly or indirectly issue, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant or any option to purchase or other disposition of) any of its equity or equity equivalent securities, including, without limitation, any convertible debt, preferred stock, rights, options, warrants or other instrument that is at any time and under any circumstances convertible by its terms into or exchangeable for, or otherwise entitles the holder thereof to receive, capital stock and other securities of the Company (including, without limitation, any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any convertible debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock) (collectively with such capital stock or other securities of the Company, “Equivalents”).  Notwithstanding the foregoing, this Section 4(g) shall not apply in respect of the issuance of (i) shares of Common Stock sold in one or more bona fide capital raising transactions at a price per share equal to or greater than $0.58 (as adjusted for any stock dividend, stock split, stock combination or other similar transaction), (ii) shares of Common Stock or other equity-based compensation issued to directors, officers, employees or consultants of the Company as compensation for services provided to the Company or any Subsidiary of Company; (iii) shares of Common Stock issued upon the conversion or exercise of, or in exchange for, any equity or debt securities of the Company outstanding on the date hereof; (iv) shares of Common Stock, or warrants or options to purchase Common Stock, issued in connection with bona fide acquisitions, mergers or similar transactions, in each case, the primary purpose of which is not to raise capital; (v) shares of Common Stock issued or issuable to an entity as a component of any commercial relationship with such entity for the purpose of joint venture, technology licensing or development activities or other arrangements involving corporate partners, in each case, the primary purpose of which is not to raise capital; (vi) shares of Common Stock, or warrants or options to purchase Common Stock, issued to lenders as yield enhancement in connection with bona fide debt financings or amendments or modifications thereof; and (vii) debt securities that are not convertible into shares of Common Stock or Equivalents.

5.              CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a) The obligation of the Company hereunder to issue and sell the Shares to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in their sole discretion by providing each Buyer with prior written notice thereof:

(i) Such Buyer shall have executed this Agreement and delivered the same to the Company.

(ii) Such Buyer shall have delivered to the Company the Purchase Price for the Shares being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(iii) Each and every representation and warranty of such Buyer shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

(iv) Buyers in the aggregate shall have delivered at least $6.0 million for the purchase of Shares.

6.             CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

(a) The obligation of each Buyer hereunder to purchase its Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company shall have duly executed this Agreement and delivered the same to such Buyer.

(ii) The Company shall deliver or cause to be delivered to such Buyer a copy of the irrevocable instructions to the Company’s transfer agent instructing the transfer agent to deliver via the Depository Trust Company’s Deposit Withdrawal Agent Commission System (DWAC) the number of Shares as is set forth opposite such Buyer’s name on the Schedule of Buyers

(iii) Such Buyer shall have received the opinions of Latham & Watkins LLP and Holland & Hart LLP, the Company’s counsel, dated as of the Closing Date, in substantially the forms attached hereto as Exhibit A.

(iv) Each and every representation and warranty of the Company shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied in all material respects with by the Company at or prior to the Closing Date.  Such Buyer shall have received a certificate, executed by the Chief Executive Officer or the Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.

(v) The Common Stock (I) shall be listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum maintenance requirements of the Principal Market.

(vi) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Shares, including without limitation, those required by the Principal Market.

(vii) The Company shall have obtained approval of the Principal Market to list the Shares.

(viii) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

(ix) Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have a Material Adverse Effect.

(x) (A) The Registration Statement shall remain effective at all times up to and including the Closing Date and the issuance of the Shares to the Buyers may be made thereunder; (B) neither the Company nor any of the Buyers shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement either, temporarily or permanently, or intends or has threatened to do so; and (C) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or Prospectus shall exist.

(xi) The Company shall have delivered to such Buyer the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the 1933 Act).

7.             TERMINATION.

In the event that the Closing shall not have occurred with respect to a Buyer on or before ten (10) days from the date hereof, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 7 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Shares shall be applicable only to such Buyer providing such written notice, provided further, notwithstanding any such termination the Company shall remain obligated to reimburse such Buyer for the fees and expenses described in Section 4(d) above. Nothing contained in this Section 7 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents..

8.             MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.”  The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d) Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e) Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such subject matter, which the parties acknowledge have been merged into such documents, exhibits and schedules, provided that the foregoing shall not have any effect on any agreements that a Buyer has entered into with the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Buyer in the Company.  The Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company.

(f) Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and all of the Buyers or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.  No consideration shall be offered or paid to any Buyer to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration is also offered to all of the Buyers.

(g) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Rentech, Inc.
10877 Wilshire Boulevard, 7th Floor
Los Angeles, CA 90024
Telephone:  (310) 571-9800
Facsimile:
Attention:  Chief Executive Officer

With copies (for informational purposes only) to:

Rentech, Inc.
10877 Wilshire Boulevard, 7th Floor
Los Angeles, CA 90024
Telephone: (310) 571-9800
Facsimile:
Attention:  Colin M. Morris, Esq.

and

Latham & Watkins LLP
140 Scott Drive
Menlo Park, CA 94025
Telephone:  (650) 328-4600
Facsimile:
Attention:  Anthony J. Richmond, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

with a copy (for informational purposes only) to:

Greenberg Traurig, LLP
One International Place
Boston, MA 02110
Telephone:  (617) 310-6205
Facsimile:  (617) 279-8402
Attention:  Bradley A. Jacobson, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party ten (10) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent each Buyer, including, without limitation, by way of a merger, consolidation or similar transaction.

(i) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees expressly referred to in Section 8(l).

(j) Survival. The representations, warranties, agreements and covenants shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l) Indemnification.

(i)           In consideration of each Buyer’s execution and delivery of this Agreement and acquiring the Shares hereunder and in addition to all of the Company’s other obligations under the Transaction Documents, from and after the Closing the Company shall defend, protect, indemnify and hold harmless each Buyer and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses reasonably incurred in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), reasonably incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any material misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (b) any material breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of any of the Transaction Documents, (ii) any disclosure properly made by such Buyer pursuant to Section 4(e), or (iii) the status of such Buyer as an investor in the Company pursuant to the transactions contemplated hereby, except, with respect to clause (c), to the extent such Indemnified Liability arises solely from an Indemnitee’s gross negligence, willful misconduct or fraud. The Company shall reimburse the Indemnitees, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Indemnified Liabilities.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(ii)           Promptly after receipt by an Indemnitee under this Section 8(l) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 8(l), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (i) the Company has agreed in writing to pay such fees and expenses; (ii) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (iii) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for all Indemnitees. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee; it being understood that such Indemnitee’s prior written consent is not required for the Company to consent to entry of any judgment or enter into any settlement or other compromise which (i) includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation and (ii) does not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 8(l), except to the extent, and only to the extent, that the Company is adversely prejudiced in its ability to defend such action.

(iii)           The indemnification required by this Section 8(l) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred in accordance with this Agreement along with reasonable supporting documentation.

(iv)           The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Company or others, and (B) any liabilities the Company may be subject to pursuant to the law.

(m) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. For clarification purposes, the Recitals are part of this Agreement and are hereby incorporated by reference.

(n) Remedies.  Each Buyer shall have all rights and remedies set forth herein and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.

(o) Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights

(p) Payment Set Aside. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(q) Independent Nature of Buyers’ Obligations and Rights.  The obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under this Agreement.  Nothing contained herein, and no action taken by any Buyer pursuant hereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any matters, and the Company acknowledges that the Buyers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement. The decision of each Buyer to purchase Shares pursuant to this Agreement has been made by such Buyer independently of any other Buyer. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Shares or enforcing its rights under this Agreement. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Buyer, solely, and not between the Company and the Buyers collectively and not between and among the Buyers.

[signature pages follow]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

RENTECH, INC.

By:	/s/ D. Hunt Ramsbottom
Name: D. Hunt Ramsbottom
Title: President and CEO

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

WMP (Australia) Global Smaller Companies Equity Portfolio

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

Telstra Superannuation Scheme

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

JBWere Global Small Companies Pooled Fund

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

TELUS Foreign Equity Active Beta Pool

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

TELUS Foreign Equity Active Alpha Pool

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

Talvest Global Small Cap Fund

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

Province of British Columbia

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

Wellington Management Portfolios (Dublin) - Global Smaller Companies Equity Portfolio

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

The SEI U.S. Small Companies Fund

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

UBS Multi Manager Access - Global Smaller Companies

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

Fonds voor Gemene Rekening Beroepsvervoer

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

Seligman Global Smaller Companies Fund

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

Small/Mid Cap Diversified Alpha Fund

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

SEI Institutional Managed Trust - Small Cap Growth Fund

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

SEI Institutional Investments Trust - Small Cap Fund

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

Radian Group Inc.

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

Retirement Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

The Central States, Southeast and Southwest Areas Pension Fund

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

SEI Institutional Investments Trust - Small/Mid Cap Fund

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

New York State Nurses Association Pension Plan

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

Dow Employees' Pension Plan

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

Vantagepoint Discovery Fund

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Emerging Companies Portfolio

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

Oregon Public Employees Retirement Fund

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

Lockheed Martin Corporation Master Retirement Trust

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

Wellington Trust Company, National Association Multiple Collective Investment Funds Trust, Emergin Companies Portfolio

By:	Wellington Management Company, LLP, as Investment Advisor

/s/ Robert J. Toner
By: Robert J. Toner
Its: Vice President and Counsel

SCHEDULE OF BUYERS

SHARES
WMP (Australia) Global Smaller Companies Equity Portfolio	11,000
Telstra Superannuation Scheme	96,000
JBWere Global Small Companies Pooled Fund	108,500
TELUS Foreign Equity Active Beta Pool	6,000
TELUS Foreign Equity Active Alpha Pool	13,000
Talvest Global Small Cap Fund	40,000
Province of British Columbia	678,500
Wellington Management Portfolios (Dublin) - Global Smaller Companies Equity Portfolio	72,000
The SEI U.S. Small Companies Fund	132,000
UBS Multi Manager Access - Global Smaller Companies	12,500
Fonds voor Gemene Rekening Beroepsvervoer	180,000
Seligman Global Smaller Companies Fund	6,000
Small/Mid Cap Diversified Alpha Fund	21,000
SEI Institutional Managed Trust - Small Cap Growth Fund	120,500
SEI Institutional Investments Trust - Small Cap Fund	202,500
Radian Group Inc.	258,000
Retirement Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies	281,500
The Central States, Southeast and Southwest Areas Pension Fund	354,500
SEI Institutional Investments Trust - Small/Mid Cap Fund	374,000
New York State Nurses Association Pension Plan	382,000
Dow Employees' Pension Plan	699,000
Vantagepoint Discovery Fund	800,000
Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Emerging Companies Portfolio	826,500
Oregon Public Employees Retirement Fund	1,150,000
Lockheed Martin Corporation Master Retirement Trust	1,975,000
Wellington Trust Company, National Association Multiple Collective Investment Funds Trust, Emerging Companies Portfolio	2,200,000
TOTAL	11,000,000

Exhibit A

Form of Holland & Hart LLP Legal Opinion

1.
The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Colorado (the “State”) and has the requisite corporate power and authority to conduct its business as described in the Prospectus.

2.
The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Securities Purchase Agreement and to issue the Shares in accordance with the terms thereof. The execution and delivery of the Securities Purchase Agreement by the Company, and the consummation by the Company of the transactions contemplated thereby (including, without limitation, the issuance of the Shares) have been duly authorized by all necessary corporate action of the Company and no further consent or authorization of the Company, its board of directors, stockholders or any State governmental body or regulatory agency is required.  (Qualifications will include that Colorado counsel does not express an opinion with respect to any consent or authorization of any State governmental body or regulatory agency that may be required under the Colorado Securities Act, as amended, or with respect to any consent or authorization of any State governmental body or regulatory agency that may be required as a result of the Company’s properties or the nature of the business conducted by the Company.)

3.
The execution, delivery and performance of the Securities Purchase Agreement by the Company and the consummation by the Company of the transactions contemplated thereby (including, without limitation, the issuance of the Shares) do not and will not result in a violation of (i) the Articles of Incorporation or the Bylaws or (ii) the Colorado Business Corporation Act.

4.
When issued pursuant to the terms of the Securities Purchase Agreement, the Shares will be duly authorized and validly issued, fully paid and nonassessable, and free of any all liens and charges imposed by the Articles of Incorporation, the Bylaws or the Colorado Business Corporation Act and preemptive or similar rights contained in the Articles of Incorporation, the Bylaws or the Colorado Business Corporation Act.

5.
No approval, consent, order or authorization of, filing with, notice to or registration with, any governmental authority on the part of the Company is required under the Colorado Business Corporation Act (i) for the Company to enter into and perform its obligations under the Securities Purchase Agreement, (ii) for the issuance and sale by the Company of the Shares as contemplated by the Securities Purchase Agreement or (iii) for the exercise by Buyers of any rights and remedies under the Securities Purchase Agreement.

Form of Latham & Watkins, LLP Legal Opinion

1.
The Securities Purchase Agreement has been duly executed and delivered by the Company, and is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

2.	The execution and delivery of the Securities Purchase Agreement and the issuance and sale of the Shares by the Company to you pursuant to the Securities Purchase Agreement do not on the date hereof:

(i)            result in the breach of or a default under any of the Specified Agreements; or

(ii)            violate any federal statute, rule or regulation applicable to the Company.

3.
The Registration Statement has become effective under the Act.  With your consent, based solely on a telephonic confirmation by a member of the Staff of the Commission on June __, 2009, we confirm that, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor have been initiated by the Commission.  The Prospectus and Prospectus Supplement have been filed in accordance with Rule 424(b) under the Act.

4.
The Company is not, and immediately after giving effect to the sale of the Shares in accordance with the Securities Purchase Agreement and the application of the proceeds as described in the Prospectus Supplement under the caption “Use of Proceeds,” will not be required to be, registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.